Exhibit 99.1

CONFIRMATION OF GUARANTEES AND

CONFIRMATION OF AND AMENDMENT TO SECURITY AGREEMENTS

THIS CONFIRMATION OF GUARANTEES AND CONFIRMATION OF AND AMENDMENT TO SECURITY AGREEMENTS (this “Confirmation”) is made and entered into as of August 1, 2010 by and among FIVE STAR QUALITY CARE, INC., a Maryland corporation (“Guarantor”), FIVE STAR QUALITY CARE TRUST, a Maryland business trust (“Tenant”), each of the parties identified on the signature page hereof as a subtenant (jointly and severally, “Subtenants”) and each of the parties identified on the signature page hereof as a landlord (collectively, “Landlord”).

W I T N E S S E T H :

WHEREAS, pursuant to the terms of that certain Amended and Restated Master Lease Agreement (Lease No. 1), dated as of August 4, 2009 (as the same may be amended, restated or otherwise modified from time to time, “Amended Lease No. 1”), Landlord leases to Tenant, and Tenant leases from Landlord, certain property, all as more particularly described in Amended Lease No. 1; and

WHEREAS, the payment and performance of all of the obligations of Tenant with respect to Amended Lease No. 1 are guaranteed by that certain Amended and Restated Guaranty Agreement (Lease No. 1), dated as of August 4, 2009, made by Guarantor for the benefit of Landlord (as the same may be amended, restated or otherwise modified from time to time, the “Parent Guarantee”) and that certain Amended and Restated Subtenant Guaranty Agreement (Lease No. 1), dated as of August 4, 2009, made by Subtenants for the benefit of Landlord (as the same may be amended, restated or otherwise modified from time to time, the “Subtenant Guarantee”; and, together with the Parent Guarantee, collectively, the “Guarantees”); and

WHEREAS, the payment and performance of all of the obligations of Tenant with respect to Amended Lease No. 1 are further secured by (i) that certain Amended and Restated Subtenant Security Agreement (Lease No. 1), dated as of August 4, 2009, by and among Subtenants and Landlords (as the same may be amended, restated or otherwise modified or confirmed from time to time, the “Subtenant Security Agreement”); and (ii) that certain Amended and Restated Security Agreement (Lease No. 1), dated as of August 4, 2009, by and among Tenant and Landlord (as the same may be amended, restated or otherwise modified or confirmed from time to time, the “Tenant Security Agreement”;

and together with the Subtenant Security Agreement, collectively, the “Security Agreements”); and

WHEREAS, pursuant to that certain Partial Termination of and Fourth Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of the date hereof (the “Fourth Amendment”), Amended Lease No. 1 is being terminated with respect to a property known as the Rose Brook Care Center, 106 Fifth Street, Edgar, Nebraska, 68935 (the “Rose Brook Property”), all as more particularly described in the Fourth Amendment; and

WHEREAS, in connection with the partial termination of Amended Lease No. 1 with respect to the Rose Brook Property pursuant to the Fourth Amendment, Five Star Quality Care Trust and Five Star Quality Care-NE, Inc. are entering into that certain Amended and Restated Sublease Agreement to reflect (among other things) the termination of their sublease with respect to the Rose Brook Property; and

WHEREAS, in connection with the foregoing, and as a condition precedent to the execution of the Fourth Amendment by Landlord, Landlord has required that the parties hereto confirm that the Guarantees and the Security Agreements remain in full force and effect and apply to Amended Lease No. 1 as amended by the Fourth Amendment;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree, effective as of the date hereof, as follows:

1.             Amendment of Subtenant Security Agreement.  The Subtenant Security Agreement is hereby amended by (a) replacing Exhibit A attached thereto with Schedule 1 attached hereto; and (b) replacing Schedule 2 attached thereto with Schedule 2 attached hereto.

2.             Amendment of Tenant Security Agreement.  The Tenant Security Agreement is hereby amended by replacing Schedule 2 attached thereto with Schedule 3 attached hereto.

3.             Confirmation of Guarantees and Security Agreements.  Each of the parties to the Guarantees and the Security Agreements hereby confirms that all references in the Guarantees and the Security Agreements to “Amended Lease No. 1” shall refer to Amended Lease No. 1 as amended by the Fourth Amendment, and

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the Guarantees and the Security Agreements, as amended and confirmed hereby, are hereby ratified and confirmed in all respects.

4.             No Impairment, Etc.  The obligations, covenants, agreements and duties of the parties under the Guarantees and Security Agreements shall not be impaired in any manner by the execution and delivery of the Fourth Amendment, and in no event shall any ratification or confirmation of such Guarantees or such Security Agreements, or the obligations, covenants, agreements and the duties of the parties under the Guarantees or the Security Agreements, including, without limitation, this Confirmation, be required in connection with any such amendment, change or modification.

[Remainder of page left intentionally blank.]

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Confirmation to be duly executed, as a sealed instrument, as of the date first set forth above.

GUARANTOR:

FIVE STAR QUALITY CARE, INC.

By:	/s/ Paul V. Hoagland
Paul V. Hoagland
Treasurer

TENANT:

FIVE STAR QUALITY CARE TRUST

By:	/s/ Paul V. Hoagland
Paul V. Hoagland
Treasurer

-Signature Page to Confirmation of Guarantees-

SUBTENANTS:

ANNAPOLIS HERITAGE PARTNERS, LLC,
COLUMBIA HERITAGE PARTNERS, LLC,
ENCINITAS HERITAGE PARTNERS, LLC,
FIVE STAR QUALITY CARE-AZ, LLC,
FIVE STAR QUALITY CARE-CA, LLC,
FIVE STAR QUALITY CARE-COLORADO, LLC,
FIVE STAR QUALITY CARE-FL, LLC,
FIVE STAR QUALITY CARE-GA, LLC,
FIVE STAR QUALITY CARE-GHV, LLC,
FIVE STAR QUALITY CARE-IA, INC.,
FIVE STAR QUALITY CARE-IA, LLC,
FIVE STAR QUALITY CARE-MN, LLC,
FIVE STAR QUALITY CARE-MO, LLC,
FIVE STAR QUALITY CARE-MS, LLC,
FIVE STAR QUALITY CARE-NE, LLC,
FIVE STAR QUALITY CARE-NE, INC.,
FIVE STAR QUALITY CARE-NORTH
CAROLINA, LLC,
FIVE STAR QUALITY CARE-TX, LLC,
FIVE STAR QUALITY CARE-VA, LLC,
FIVE STAR QUALITY CARE-WI, LLC,
FIVE STAR QUALITY CARE-WY, LLC,
FREDERICK HERITAGE PARTNERS, LLC,
HAGERSTOWN HERITAGE PARTNERS, LLC,
MORNINGSIDE OF BELMONT, LLC,
MORNINGSIDE OF GALLATIN, LLC,
NEWARK HERITAGE PARTNERS I, LLC,
NEWARK HERITAGE PARTNERS II, LLC, and
REDLANDS HERITAGE PARTNERS, LLC

By:	/s/ Paul V. Hoagland
Paul V. Hoagland
Treasurer of each of the foregoing entities

-Signature Page to Confirmation of Guarantees-

FRESNO HERITAGE PARTNERS, A CALIFORNIA LIMITED PARTNERSHIP, and ROSEVILLE HERITAGE PARTNERS, A CALIFORNIA LIMITED PARTNERSHIP

By:	Hamilton Place, LLC,
General Partner of each of the foregoing entities

	By:	/s/ Paul V. Hoagland
Paul V. Hoagland
Treasurer

MORNINGSIDE OF ANDERSON, L.P., MORNINGSIDE OF COLUMBUS, L.P., MORNINGSIDE OF DALTON, LIMITED PARTNERSHIP, MORNINGSIDE OF EVANS, LIMITED PARTNERSHIP, and MORNINGSIDE OF KENTUCKY, LIMITED PARTNERSHIP

By:	LifeTrust America, Inc.,
General Partner of each of the foregoing entities

	By:	/s/ Paul V. Hoagland
Paul V. Hoagland
Treasurer

-Signature Page to Confirmation of Guarantees-

LANDLORD:

SNH CHS PROPERTIES TRUST, SPTIHS PROPERTIES TRUST, SPTMNR PROPERTIES TRUST, SNH/LTA PROPERTIES TRUST, SNH/LTA PROPERTIES GA LLC, and SNH SOMERFORD PROPERTIES TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President of each of the foregoing entities

-Signature Page to Confirmation of Guarantees-

SCHEDULE 1

EXHIBIT A

SUBLEASES

1.                                       Sublease Agreement, dated December 31, 2001, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-AZ, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated March 1, 2004 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

2.                                       Sublease Agreement, dated December 31, 2001, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-CA, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated March 1, 2004 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

3.                                       Sublease Agreement, dated December 31, 2001, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-Colorado, LLC, Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated March 1, 2004 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated as of June 30, 2008, by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter

Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

4.                                       Sublease Agreement, dated December 31, 2001, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-IA, Inc., a Delaware corporation, as subtenant, as amended by that certain Letter Agreement dated March 1, 2004 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

5.                                       Sublease Agreement, dated December 31, 2001, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-WY, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated March 1, 2004 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

6.                                       Sublease Agreement, dated June 23, 2004, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-MO, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

7.                                       Sublease Agreement, dated November 19, 2004, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Morningside of Columbus, L.P., a Delaware limited partnership, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

8.                                       Sublease Agreement, dated November 19, 2004, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Morningside of Dalton, Limited Partnership, a Delaware limited partnership, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

9.                                       Sublease Agreement, dated November 19, 2004, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Morningside of Evans, Limited Partnership, a Delaware limited partnership, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

10.                                 Sublease Agreement, dated November 19, 2004, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Morningside of Gallatin, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

11.                                 Sublease Agreement, dated October 31, 2005, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-GHV, LLC, a Maryland limited liability company, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

12.                                 Sublease Agreement, dated September 1, 2006, by and between Five Star Quality Care Trust, a Maryland business trust, as Sublandlord, and Five Star Quality Care-FL, LLC, a Delaware limited liability company, as Subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

13.                                 Sublease Agreement, dated October 1, 2006, by and between Five Star Quality Care Trust, a Maryland business trust, as Sublandlord, and Five Star Quality Care-MS, LLC, a Maryland limited liability company, as Subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

14.                                 Second Amended and Restated Sublease Agreement, dated November 1, 2006, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-GA, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

15.                                 Second Amended and Restated Sublease Agreement, dated November 6, 2006, by and between Five Star Quality Care Trust, a Maryland business trust, as Sublandlord, and Morningside of Kentucky, Limited Partnership, a Delaware limited partnership, as Subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain

Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

16.                                 Amended and Restated Sublease Agreement, dated January 1, 2007, by and between Five Star Quality Care Trust, a Maryland business trust, and Morningside of Belmont, LLC, a Delaware limited liability company, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

17.                                 Sublease Agreement, dated March 1, 2008, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-MN, LLC, a Maryland limited liability company, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

18.                                 Sublease Agreement, dated March 31, 2008, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Annapolis Heritage Partners, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008, by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

19.                                 Sublease Agreement, dated March 31, 2008, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Columbia Heritage Partners, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008, by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

20.                                 Sublease Agreement, dated March 31, 2008, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Encinitas Heritage Partners, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008, by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

21.                                 Sublease Agreement, dated March 31, 2008, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Frederick Heritage Partners, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008, by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

22.                                 Sublease Agreement, dated March 31, 2008, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Fresno Heritage Partners, A California Limited Partnership, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008, by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

23.                                 Sublease Agreement, dated March 31, 2008, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Hagerstown Heritage Partners, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008, by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among

Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

24.                                 Sublease Agreement, dated March 31, 2008, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Newark Heritage Partners I, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008, by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

25.                                 Sublease Agreement, dated March 31, 2008, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Newark Heritage Partners II, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008, by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

26.                                 Sublease Agreement, dated March 31, 2008, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Redlands Heritage Partners, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008, by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

27.                                 Sublease Agreement, dated March 31, 2008, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Roseville Heritage Partners, A California Limited Partnership, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008, by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

28.                                 Amended and Restated Sublease Agreement, dated as of August 4, 2009, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-VA, LLC, a Delaware limited liability company, as subtenant.

29.                                 Second Amended and Restated Sublease Agreement, dated as of August 4, 2009, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-WI, LLC, a Delaware limited liability company, as subtenant.

30.                                 Amended and Restated Sublease Agreement, dated as of October 1, 2009, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-IA, LLC, as subtenant.

31.                                 Sublease Agreement, dated as of November 17, 2009, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-North Carolina, LLC, a Maryland limited liability company, as subtenant.

32.                                 Sublease Agreement, dated as of November 17, 2009, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Morningside of Anderson, L.P., a Delaware limited partnership, as subtenant.

33.                                 Sublease Agreement, dated as of November 17, 2009, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-TX, LLC, a Maryland limited liability company, as subtenant.

34.                                 Sublease Agreement, dated as of December 10, 2009, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-GA, LLC, a Delaware limited liability company, as subtenant.

35.                                 Amended and Restated Sublease Agreement, dated August 1, 2010, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-NE, Inc., a Delaware corporation, as subtenant.

36.                                 Amended and Restated Sublease Agreement, dated August 1, 2010, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-NE, LLC, a Delaware limited liability company, as subtenant.

SCHEDULE 2

SCHEDULE 2

The Facilities

State:	Facility:	Subtenant:

ARIZONA:	LA MESA HEALTHCARE CENTER 2470 S. Arizona Avenue Yuma, Arizona 85364	Five Star Quality Care-AZ, LLC

	SUNQUEST VILLAGE OF YUMA 265 E. 24th Street Yuma, Arizona 85364	Five Star Quality Care-AZ, LLC

CALIFORNIA:	SOMERFORD PLACE - ENCINITAS 1350 S. El Camino Real Encinitas, California 92024	Encinitas Heritage Partners, LLC

	SOMERFORD PLACE - FRESNO 6075 N. Marks Avenue Fresno, California 93711	Fresno Heritage Partners, A California Limited Partnership

	LANCASTER HEALTHCARE CENTER 1642 West Avenue J Lancaster, CA 93534	Five Star Quality Care-CA, LLC

	LEISURE POINTE 1371 Parkside Drive San Bernardino, CA 92404	Five Star Quality Care-CA, LLC

	VAN NUYS HEALTH CARE CENTER 6835 Hazeltine Street Van Nuys, CA 91405	Five Star Quality Care-CA, LLC

	SOMERFORD PLACE - REDLANDS 1319 Brookside Avenue Redlands, California 92373	Redlands Heritage Partners, LLC

	SOMERFORD PLACE - ROSEVILLE 110 Sterling Court Roseville, California 95661	Roseville Heritage Partners, A California Limited Partnership

State:	Facility:	Subtenant:

COLORADO:	MANTEY HEIGHTS REHABILITATION & CARE CENTER 2825 Patterson Road Grand Junction, CO 81506	Five Star Quality Care-Colorado, LLC

	CHERRELYN HEALTHCARE CENTER 5555 South Elati Street Littleton, CO 80120	Five Star Quality Care-Colorado, LLC

DELAWARE:	SOMERFORD HOUSE AND SOMERFORD PLACE — NEWARK I & II 4175 Ogletown Road and 501 S. Harmony Road Newark, Delaware 19713	Newark Heritage Partners I, LLC and Newark Heritage Partners II, LLC

FLORIDA:	TUSCANY VILLA OF NAPLES (AKA BUENA VISTA) 8901 Tamiami Trail East Naples, Florida 34113	Five Star Quality Care-FL, LLC

GEORGIA:	COLLEGE PARK HEALTHCARE CENTER 1765 Temple Avenue College Park, GA 30337	Five Star Quality Care-GA, LLC

	EASTSIDE GARDENS 2078 Scenic Highway North Snellville, Georgia 30078	Five Star Quality Care-GA, LLC

	MORNINGSIDE OF COLUMBUS 7100 South Stadium Drive Columbus, GA 31909	Morningside of Columbus, L.P.

	MORNINGSIDE OF DALTON 2470 Dug Gap Road Dalton, GA 30720	Morningside of Dalton, Limited Partnership

	MORNINGSIDE OF EVANS 353 N. Belair Road Evans, GA 30809	Morningside of Evans, Limited Partnership

IOWA:	UNION PARK HEALTH SERVICES 2401 E. 8th Street Des Moines, Iowa 50316	Five Star Quality Care-IA, Inc.

State:	Facility:	Subtenant:

	PARK PLACE 114 East Green Street Glenwood, IA 51534	Five Star Quality Care-IA, Inc.

	PRAIRIE RIDGE CARE & REHABILITATION 608 Prairie Street Mediapolis, IA 52637	Five Star Quality Care-IA, LLC

KENTUCKY:	ASHWOOD PLACE 102 Leonardwood Frankfort, KY 40601	Morningside of Kentucky, Limited Partnership

MARYLAND:	SOMERFORD PLACE — ANNAPOLIS 2717 Riva Road Annapolis, Maryland 21401	Annapolis Heritage Partners, LLC

	SOMERFORD PLACE — COLUMBIA 8220 Snowden River Parkway Columbia, Maryland 21405	Columbia Heritage Partners, LLC

	SOMERFORD PLACE — FREDERICK 2100 Whittier Drive Frederick, Maryland 21702	Frederick Heritage Partners, LLC

	SOMERFORD PLACE — HAGERSTOWN 10114 and 10116 Sharpsburg Pike Hagerstown, Maryland 21740	Hagerstown Heritage Partners, LLC

MINNESOTA:	WELLSTEAD OF ROGERS 20500 and 20600 S. Diamond Lake Road Rogers, MN 55374	Five Star Quality Care-MN, LLC

MISSISSIPPI:	HERMITAGE GARDENS OF OXFORD 1488 Belk Boulevard Oxford, MS 38655	Five Star Quality Care-MS, LLC

	HERMITAGE GARDENS OF SOUTHAVEN 108 Clarington Drive Southaven, MS 38671	Five Star Quality Care-MS, LLC

State:	Facility:	Subtenant:

MISSOURI:	ARBOR VIEW HEALTHCARE & REHABILITATION 1317 N. 36th Street St. Joseph, Missouri 64506	Five Star Quality Care-MO, LLC

NEBRASKA:	ASHLAND CARE CENTER 1700 Furnace Street Ashland, NE 68003	Five Star Quality Care-NE, LLC

	BLUE HILL CARE CENTER 414 North Wilson Street Blue Hill, NE 68930	Five Star Quality Care-NE, LLC

	CENTRAL CITY CARE CENTER 2720 South 17th Avenue Central City, NE 68462	Five Star Quality Care-NE, Inc.

	GRETNA COMMUNITY CARE CENTER 700 South Highway 6 Gretna, NE 68028	Five Star Quality Care-NE, LLC

	SUTHERLAND CARE CENTER 333 Maple Street Sutherland, NE 69165	Five Star Quality Care-NE, LLC

	WAVERLY CARE CENTER 11041 North 137th Street Waverly, NE 68462	Five Star Quality Care-NE, LLC

NORTH CAROLINA:	HAVEN IN HIGHLAND CREEK 5920 McChesney Drive Charlotte, NC 28269	Five Star Quality Care-North Carolina, LLC

	LAURELS IN HIGHLAND CREEK 6101 Clark Creek Parkway Charlotte, NC 28269	Five Star Quality Care-North Carolina, LLC

	HAVEN IN THE VILLAGE AT CAROLINA PLACE 13150 Dorman Road Pineville, NC 28134	Five Star Quality Care-North Carolina, LLC

State:	Facility:	Subtenant:

	LAURELS IN THE VILLAGE AT CAROLINA PLACE 13180 Dorman Road Pineville, NC 28134	Five Star Quality Care-North Carolina, LLC

PENNSYLVANIA:	ROLLING HILLS MANOR 600 Newport Drive Pittsburgh, Pennsylvania 15234	Five Star Quality Care-GHV, LLC

	RIDGEPOINTE ASSISTED LIVING 5301 Brownsville Road Pittsburgh, PA 15236	Five Star Quality Care-GHV, LLC

	MOUNT VERNON OF SOUTH PARK 1400 Riggs Road South Park, PA 15129	Five Star Quality Care-GHV, LLC

SOUTH CAROLINA:	HAVEN IN THE SUMMIT 3 Summit Terrace Columbia, SC 29229	Morningside of Anderson, L.P.

	HAVEN IN THE VILLAGE AT CHANTICLEER 355 Berkmans Lane Greenville, SC 29605	Morningside of Anderson, L.P.

TENNESSEE:	MORNINGSIDE OF GALLATIN 1085 Hartsville Pike Gallatin, TN 37066	Morningside of Gallatin, LLC

	WALKING HORSE MEADOWS 207 Uffelman Drive Clarksville, TN 37043	Morningside of Belmont, LLC

	MORNINGSIDE OF BELMONT 1710 Magnolia Boulevard Nashville, TN 37212	Morningside of Belmont, LLC

TEXAS:	HAVEN IN STONE OAK 511 Knights Cross Drive San Antonio, TX 78258	Five Star Quality Care-TX, LLC

State:	Facility:	Subtenant:

	LAURELS IN STONE OAK 575 Knights Cross Drive San Antonio, TX 78258	Five Star Quality Care-TX, LLC

	HAVEN IN THE TEXAS HILL COUNTRY 747 Alpine Drive Kerrville, TX 78028	Five Star Quality Care-TX, LLC

VIRGINIA:	DOMINION VILLAGE AT CHESAPEAKE 2865 Forehand Drive Chesapeake, VA 23323	Five Star Quality Care-VA, LLC

	DOMINION VILLAGE AT WILLIAMSBURG 4132 Longhill Road Williamsburg, VA 23188	Five Star Quality Care-VA, LLC

	HEARTFIELDS AT RICHMOND 500 North Allen Avenue Richmond, VA 23220	Five Star Quality Care-VA, LLC

WISCONSIN:	BROOKFIELD REHAB & SPECIALTY (AKA) WOODLAND HEALTHCARE CENTER 18741 West Bluemound Road Brookfield, WI 53045	Five Star Quality Care-WI, LLC

	MEADOWMERE-SOUTHPORT ASSISTED LIVING 8350 and 8351 Sheridan Road Kenosha, WI 53143	Five Star Quality Care-WI, LLC

	MEADOWMERE-MADISON ASSISTED LIVING 5601 Burke Road Madison, WI 53718	Five Star Quality Care-WI, LLC

	SUNNY HILL HEALTH CARE CENTER 4325 Nakoma Road Madison, Wisconsin 53711	Five Star Quality Care-WI, LLC

State:	Facility:	Subtenant:

	MITCHELL MANOR SENIOR LIVING 5301 West Lincoln Avenue West Allis, WI 53219	Five Star Quality Care-WI, LLC

WYOMING:	LARAMIE CARE CENTER 503 South 18th Street Laramie, WY 82070	Five Star Quality Care-WY, LLC

SCHEDULE 3

SCHEDULE 2

THE FACILITIES

ARIZONA:

LA MESA HEALTHCARE CENTER

2470 S. Arizona Avenue

Yuma, Arizona  85364

SUNQUEST VILLAGE OF YUMA

265 E. 24th Street

Yuma, Arizona  85364

CALIFORNIA:

SOMERFORD PLACE - ENCINITAS

1350 S. El Camino Real

Encinitas, California  92024

SOMERFORD PLACE - FRESNO

6075 N. Marks Avenue

Fresno, California  93711

LANCASTER HEALTHCARE CENTER

1642 West Avenue J

Lancaster, California  93534

SOMERFORD PLACE - REDLANDS

1319 Brookside Avenue

Redlands, California  92373

SOMERFORD PLACE - ROSEVILLE

110 Sterling Court

Roseville, California  95661

LEISURE POINTE

1371 Parkside Drive

San Bernardino, California  92404

VAN NUYS HEALTH CARE CENTER

6835 Hazeltine Street

Van Nuys, California  91405

COLORADO:

MANTEY HEIGHTS REHABILITATION & CARE CENTER

2825 Patterson Road

Grand Junction, Colorado  81506

CHERRELYN HEALTHCARE CENTER

5555 South Elati Street

Littleton, Colorado  80120

DELAWARE:

SOMERFORD HOUSE AND SOMERFORD PLACE — NEWARK I & II

4175 Ogletown Road and 501 S. Harmony Road

Newark, Delaware  19713

FLORIDA:

TUSCANY VILLA OF NAPLES (AKA BUENA VISTA)

8901 Tamiami Trail East

Naples, Florida  34113

GEORGIA:

COLLEGE PARK HEALTHCARE CENTER

1765 Temple Avenue

College Park, Georgia  30337

EASTSIDE GARDENS

2078 Scenic Highway North

Snellville, Georgia  30078

MORNINGSIDE OF COLUMBUS

7100 South Stadium Drive

Columbus, Georgia  31909

MORNINGSIDE OF DALTON

2470 Dug Gap Road

Dalton, Georgia  30720

MORNINGSIDE OF EVANS

353 N. Belair Road

Evans, Georgia  30809

IOWA:

UNION PARK HEALTH SERVICES

2401 E. 8th Street

Des Moines, Iowa  50316

PARK PLACE

114 East Green Street

Glenwood, Iowa  51534

PRAIRIE RIDGE CARE & REHABILITATION

608 Prairie Street

Mediapolis, Iowa  52637

KENTUCKY:

ASHWOOD PLACE

102 Leonardwood

Frankfort, Kentucky  40601

MARYLAND:

SOMERFORD PLACE — ANNAPOLIS

2717 Riva Road

Annapolis, Maryland 21401

SOMERFORD PLACE — COLUMBIA

8220 Snowden River Parkway

Columbia, Maryland  21405

SOMERFORD PLACE — FREDERICK

2100 Whittier Drive

Frederick, Maryland  21702

SOMERFORD PLACE — HAGERSTOWN

10114 and  10116 Sharpsburg Pike

Hagerstown, Maryland  21740

MINNESOTA:

WELLSTEAD OF ROGERS

20500 and 20600 S. Diamond Lake Road

Rogers, Minnesota 55374

MISSISSIPPI:

HERMITAGE GARDENS OF OXFORD

1488 Belk Boulevard

Oxford, Mississippi  38655

HERMITAGE GARDENS OF SOUTHAVEN

108 Clarington Drive

Southaven, Mississippi  38671

MISSOURI:

ARBOR VIEW HEALTHCARE & REHABILITATION

1317 N. 36th Street

St. Joseph, Missouri  64506

NEBRASKA:

ASHLAND CARE CENTER

1700 Furnace Street

Ashland, Nebraska  68003

BLUE HILL CARE CENTER

414 North Wilson Street

Blue Hill, Nebraska  68930

CENTRAL CITY CARE CENTER

2720 South 17th Avenue

Central City, Nebraska  68826

GRETNA COMMUNITY LIVING CENTER

700 South Highway 6

Gretna, Nebraska  68028

SUTHERLAND CARE CENTER

333 Maple Street

Sutherland, Nebraska  69165

WAVERLY CARE CENTER

11041 North 137th Street

Waverly, Nebraska  68462

NORTH CAROLINA:

HAVEN IN HIGHLAND CREEK

5920 McChesney Drive

Charlotte, North Carolina  28269

LAURELS IN HIGHLAND CREEK

6101 Clark Creek Parkway

Charlotte, North Carolina  28269

HAVEN IN THE VILLAGE AT CAROLINA PLACE

13150 Dorman Road

Pineville, North Carolina  28134

LAURELS IN THE VILLAGE AT CAROLINA PLACE

13180 Dorman Road

Pineville, North Carolina  28134

PENNSYLVANIA:

ROLLING HILLS MANOR

600 Newport Drive

Pittsburgh, Pennsylvania  15234

RIDGEPOINTE ASSISTED LIVING

5301 Brownsville Road

Pittsburgh, Pennsylvania  15236

MOUNT VERNON OF SOUTH PARK

1400 Riggs Road

South Park, Pennsylvania  15129

SOUTH CAROLINA:

HAVEN IN THE SUMMIT

3 Summit Terrace

Columbia, South Carolina  29229

HAVEN IN THE VILLAGE AT CHANTICLEER

355 Berkmans Lane

Greenville, South Carolina  29605

TENNESSEE:

MORNINGSIDE OF GALLATIN

1085 Hartsville Pike

Gallatin, Tennessee  37066

WALKING HORSE MEADOWS

207 Uffelman Drive

Clarksville, Tennessee  37043

MORNINGSIDE OF BELMONT

1710 Magnolia Boulevard

Nashville, Tennessee  37212

TEXAS:

HAVEN IN STONE OAK

511 Knights Cross Drive

San Antonio, Texas  78258

LAURELS IN STONE OAK

575 Knights Cross Drive

San Antonio, Texas  78258

HAVEN IN THE TEXAS HILL COUNTRY

747 Alpine Drive

Kerrville, Texas  78028

VIRGINIA:

DOMINION VILLAGE OF CHESAPEAKE

2865 Forehand Drive

Chesapeake, Virginia  23323

DOMINION VILLAGE OF WILLIAMSBURG

4132 Longhill Road

Williamsburg, Virginia  23188

HEARTFIELDS AT RICHMOND

500 North Allen Avenue

Richmond, Virginia  23220

WISCONSIN:

BROOKFIELD REHAB & SPECIALTY (AKA) WOODLAND HEALTHCARE CENTER

18741 West Bluemound Road

Brookfield, Wisconsin  53045

MEADOWMERE-SOUTHPORT ASSISTED LIVING

8350 and 8351 Sheridan Road

Kenosha, Wisconsin  53143

MEADOWMERE-MADISON ASSISTED LIVING

5601 Burke Road

Madison, Wisconsin  53718

SUNNY HILL HEALTH CARE CENTER

4325 Nakoma Road

Madison, Wisconsin  53711

MITCHELL MANOR SENIOR LIVING

5301 West Lincoln Avenue

West Allis, Wisconsin  53219

WYOMING:

LARAMIE CARE CENTER

503 South 18th Street

Laramie, Wyoming  82070